Exhibit 10.5

STOCK OPTION AGREEMENT

MAGNEGAS CORPORATION

I.              PARTICIPANT.

NAME: _________ (the “Participant”)

ADDRESS:

The undersigned Participant is hereby granted an option to purchase Common Stock, par value $0.001 per share (the “Shares”) of MagneGas Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions of this Stock Option Agreement, as follows:

DATE OF GRANT:

VESTING SCHEDULE DATES:

Date	Number of Shares

EXERCISE PRICE PER SHARE:

TOTAL NUMBER OF COMMON SHARES SUBJECT TO OPTION:

TYPE OF OPTION (CHECK ONE):	__ NON-QUALIFIED
__ QUALIFIED

TERM/EXPIRATION DATE:	__ years from the Date of Grant unless earlier terminated as provided herein.

II.           AGREEMENT.

1.           Grant of Option. The Company's Board of Directors, hereby grants to the Participant an option ("Option") to purchase the number of Shares set forth on first page of this Stock Option Agreement, at the exercise price per Share set forth on the first page of this Stock Option Agreement ("Exercise Price").  The Participant accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Participant hereby accepts as binding, conclusive and final all decisions or interpretations of the Company’s Board of Directors upon any questions arising under this Agreement.

2.           Exercise of Option.

(a)            Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out on the first page of this Stock Option Agreement and with the applicable provisions of this Stock Option Agreement.

(b)           Vesting Acceleration.

This Option shall become immediately fully vested and exercisable in the event of a "Change in Control." For purposes of this Option, a "Change in Control" shall be deemed to occur when, or upon:

(i)            Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

(ii)            Individuals who, as of the date on which the Option is granted hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii)           The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act, of 40% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (4) any employee benefit plan of the Company or its Subsidiaries.

           (c)                Method of Exercise. This Option shall be exercisable by delivery of an exercise notice as attached as Exhibit A hereto (the "Exercise Notice"), or on such other form authorized by the Board of Directors, that shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company.

               (i)              Cash Exercise.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

               (ii)             Cashless Exercise.  The Participant may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the holder the number of Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Shares to be issued to the Participant.

Y = the number of Options with respect to which this Option is being exercised.

A = the Current Fair Market Value of one Share.

B = the Exercise Price.

As used herein, Current Fair Market Value of one Share shall mean, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the business day immediately prior to the day as of which "Current Fair Market Value" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "Business Day" as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Current Fair Market Value" of the Common Stock shall be the fair market value per share as determined in good faith by the Board of Directors of the Company, unless the Participant shall purchase such shares in conjunction with an underwritten public offering of Common Stock pursuant to a registration statement filed under the Securities Act of 1933 as amended (the “Securities Act”), in which case the Current Fair Market Value shall be the price at which the Common Stock is sold to the public in such offering.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

3.           Method of Payment. Payment of the aggregate Exercise Price shall be by cash, or in any manner otherwise permitted by the Board of Directors.

4.           Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law. This Option may not be exercised by anyone other than the Participant.

5.           Non-Transferability of Option. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Participant the Option shall be exercisable only by the Participant, or the Participant’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6.          Term of Option.

(a)               Generally. This Option may be exercised only within the term set forth on the first page of this Stock Option Agreement, and may be exercised during such term only in accordance with the terms of this Option.

(b)               Termination of Participant. Without limiting the generality of Section 6(a), if Participant is Terminated for any reason (including non-renewal of Participant’s employment agreement with the Company) except for death, Disability, "cause" (defined below) or “without cause”, then for a period of ninety (90) days after the Termination Date Participant may exercise this Option but only to the extent that such Option is vested and would have otherwise been exercisable upon the Termination Date. If Participant is Terminated because of Disability then this Option may be exercised for a period of twelve (12) months after the Termination Date but only to the extent that such Option would have been exercisable by Participant (or Participant's legal representative or authorized assignee) on the Termination Date. If Participant is Terminated because of Death then this Option shall immediately vest in full and may be exercised for a period of twelve (12) months after the Death of the Participant. If Participant is Terminated for cause, all options will immediately terminate and shall be of no further force or effect. If Participant is Terminated without cause, all options shall immediately vest in full and may be exercised for a period of twelve (12) months after Termination of the Participant.

For purposes of this Option Agreement, "cause" shall mean (i) conviction of a felony, or a misdemeanor where imprisonment is imposed, (ii) commission of any any of theft, fraud, or falsification of any employment or company records in any material way, (iii) Participant’s failure or inability to perform any material reasonable assigned duties after written notice from the Company of, and reasonable opportunity to cure, such failure or inability, or (iv) material breach of Participant’s Employment Agreement with the Company which breach is not cured within ten (10) days following written notice of such breach.

7.           Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s principal office, and, in the case of the Participant, to the Participant’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

8.           No Rights of Stockholders. Neither the Participant nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

9.           Entire Agreement; Governing Law. This Stock Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws of the State of Delaware.

10.          No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A PARTICIPANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant further agrees to notify the Company upon any change in his or her residence address.

(signature page follows)

PARTICIPANT	MAGNEGAS CORPORATION

By:
(SIGNATURE)

[Signature Page to Stock Option Agreement]

EXHIBIT A

EXERCISE NOTICE

Magnegas Corporation

Attention: Stock Option Administrator

1.           Exercise of Option. Effective as of today, ___________, ____, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase ________ shares of the Common Stock (the "Shares") of Magnegas Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______, ____ (the "Option Agreement").

2.           Delivery of Payment.  Please check one.

__________         Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

__________         Participant hereby elects to utilize the cashless exercise provision of the Option Agreement.

3.           Representations of Participant. Participant acknowledges that Participant has received, read and understood the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.           Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.

5.           Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.           Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

A-1

7.           Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.           Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Delaware.

9.           Entire Agreement. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	MAGNEGAS CORPORATION

By:
Signature

Title:
Print Name

A-2